FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Classification and Fair Value of Financial Instruments
The classification of financial instruments, as well as their carrying amounts, are as follows for the years ended:

	Amortized cost	Fair value through earnings	Derivatives used for hedging (fair value through OCI)
	$	$	$
December 31, 2019
Financial assets
Cash	7,047	—	—
Trade receivables	133,177	—	—
Supplier rebates and other receivables	3,584	—	—
Total financial assets	143,808	—	—
Financial liabilities
Accounts payable and accrued liabilities (1)	115,501	—	—
Interest rate swap agreements - hedge accounting applied	—	—	1,339
Borrowings (2)	464,054	—	—
Non-controlling interest put options	—	13,634	—
Total financial liabilities	579,555	13,634	1,339

December 31, 2018
Financial assets
Cash	18,651	—	—
Trade receivables	129,285	—	—
Supplier rebates and other receivables	4,823	—	—
Interest rate swap agreements - hedge accounting applied	—	—	2,266
Interest rate swap agreements - not used for hedge accounting	—	339	—
Total financial assets	152,759	339	2,266
Financial liabilities
Accounts payable and accrued liabilities (1)	133,275	—	—
Borrowings (3)	494,273	—	—
Non-controlling interest put options	—	10,499	—
Amounts due to former shareholders of Polyair (4)	1,653	—	—
Total financial liabilities	629,201	10,499	—

(1)	Excludes employee benefits and taxes payable

(2)	Excludes lease liabilities under IFRS 16

(3)	Excludes finance lease liabilities under IAS 17

(4)	Refer to Note 19 for additional information on the purchase of Polyair and the amounts due to its former shareholders.

Total interest expense (calculated using the effective interest method) for financial assets or financial liabilities that are not at fair value through earnings are as follows for each of the years in the three-year period ended December 31, 2019:

	2019	2018	2017
	$	$	$
Interest expense calculated using the effective interest rate method	31,040	19,020	8,186

Hierarchy of financial instruments
The Company categorizes its financial instruments into a three-level fair value measurement hierarchy as follows:
Level 1: The fair value is determined directly by reference to unadjusted quoted prices in active markets for identical assets and liabilities.
Level 2: The fair value is estimated using a valuation technique based on observable market data, either directly or indirectly.
Level 3: The fair value is estimated using a valuation technique based on unobservable data.
The Company ensures, to the extent possible, that its valuation techniques and assumptions incorporate all factors that market participants would consider in setting a price and are consistent with accepted economic methods for pricing financial instruments. There were no transfers between Level 1 and Level 2 in 2019 or 2018.
The carrying amounts of the following financial assets and liabilities are considered a reasonable approximation of fair value given their short maturity periods:

•	cash

•	trade receivables

•	supplier rebates and other receivables

•	accounts payable and accrued liabilities (excluding employee benefits)

•	amounts due to former shareholders of Polyair
Borrowings
The company's borrowings, other than the Senior Unsecured Notes discussed below, consist primarily of variable rate debt. The corresponding fair values are estimated using observable market interest rates of similar variable rate loans with similar risk and credit standing. Accordingly, the carrying amounts are considered to be a reasonable approximation of the fair values.
The fair value of the Company's Senior Unsecured Notes is based on the trading levels and bid/offer prices observed by a market participant. As of December 31, 2019 and 2018, the Senior Unsecured Notes had a carrying value, including unamortized debt issuance cost, of $245.7 million and $245.3 million, respectively, and a fair value of $264.7 million and $248.7 million, respectively.
As of December 31, 2019, and 2018, the Company categorizes its borrowings as Level 2 on the three-level fair value hierarchy.
Refer to Note 14 for additional information on borrowings.
Interest Rate Swaps
The Company measures the fair value of its interest rate swap agreements using discounted cash flows. Future cash flows are estimated based on forward interest rates (from observable yield curves at the end of a reporting period) and contract interest rates, discounted as a rate that reflects the credit risk of various counterparties.
As of December 31, 2019, and 2018, the Company categorizes its interest rate swaps as Level 2 on the three-level fair value hierarchy.
Call option redemption liability
On July 4, 2017, the Company and the non-controlling shareholders of Powerband executed a binding term sheet that confirmed that the Company’s call option on all of the shares owned by the non-controlling shareholders of Powerband had been triggered and substantially reaffirmed the exit terms of the shareholders’ agreement executed between the parties on September 2, 2016. Execution of this agreement resulted in the recognition of 12.7 million in present obligations recorded in call option redemption liability, and a corresponding reduction of equity on the consolidated balance sheet as of December 31, 2017. Execution of this agreement also resulted in a $1.8 million reduction in the previously-recorded liability relating to the non-controlling interest put options with an offsetting benefit in earnings recorded in finance costs (income) in other expense (income), net, followed immediately by the full derecognition of $8.8 million in remaining liability as a result of the extinguishment of obligations relating to these put options.
On November 16, 2018, the Company closed on the exercised call option to acquire the outstanding 26% interest in Powerband for $9.9 million, which resulted in the full derecognition of the previously recorded call option redemption liability of $12.7 million on the consolidated balance sheet as of December 31, 2017. Upon derecognition of the call option redemption liability, and to account for the difference between the agreed-upon share purchase price of $9.9 million and the recorded liability of $12.7 million, a $1.4 million increase in equity was recorded on the consolidated balance sheet as of December 31, 2018 and a $1.4 million foreign exchange gain was recorded in consolidated earnings in finance costs (income) in other expense (income), net.
Non-controlling interest put options
In connection with the acquisition of Airtrax, as discussed in Note 19, the Company, through its Capstone subsidiary, is party to a shareholders’ agreement that contains put options, which provide each of the non-controlling interest shareholders of Capstone with the right to require the Company to purchase their retained interest at a variable purchase price following a five-year lock-in period following the date of acquisition. The agreed-upon purchase price is equal to the fair market valuation as determined through a future negotiation or, as needed, a valuation to be performed by an independent and qualified expert at the time of exercise. Finalization of the acquisition resulted in the initial recognition of $10.9 million in present obligations recorded in non-controlling interest put options, and a corresponding reduction of equity on the consolidated balance sheet as of December 31, 2018.
During the years ended December 31, 2019 and 2018, the non-controlling interest put options obligation was remeasured due to changes in exchange rates since the acquisition resulting in a $0.2 million and $0.4 million reduction, respectively, in the liability and a corresponding gain recorded in finance costs (income) in other expense (income), net. Additionally, during the year ended December 31, 2019, the fair market valuation of the obligation was reassessed by management resulting in a $3.3 million increase in the liability and a corresponding loss recorded in finance costs (income) in other expense (income), net. As of December 31, 2019 and 2018, the amounts recorded on the consolidated balance sheets for this obligation are $13.6 million and $10.5 million, respectively.
The Company categorizes its non-controlling interest put options as Level 3 of the fair value hierarchy. The Company measures the fair value of its non-controlling interest put options by estimating the present value of future net cash inflows from earnings associated with the proportionate shares that are subject to sale to the Company pursuant to an exercise event. These estimations are intended to approximate the redemption value of the options as indicated in the shareholders’ agreement. The estimation as of December 31, 2019 was calculated using significant unobservable inputs including estimations of undiscounted future annual cash inflows ranging between $2.0 million and $5.0 million. The estimation as of December 31, 2018 was calculated using significant unobservable inputs including estimations of undiscounted future annual cash inflows ranging between $1.0 million and $2.0 million. Discount rates of 11% and 14.6% were used, which the Company believes to be commensurate with the risks inherent in the ownership interest as of December 31, 2019 and 2018, respectively. The fair value of the liability is sensitive to changes in projected earnings and thereby, future cash inflows, and the discount rate applied to those future cash inflows, which could have resulted in a higher or lower fair value measurement.
A reconciliation of the carrying amount of financial instruments classified within Level 3 follows for the years ended:

Non-controlling interest put options
$
Balance as of December 31, 2017	—
Non-controlling interest put options resulting from the Airtrax Acquisition	10,888
Foreign exchange	(389)
Balance as of December 31, 2018	10,499
Foreign exchange	(204)
Valuation adjustment made to non-controlling interest put options	3,339
Balance as of December 31, 2019	13,634

Refer to Note 19 for more information regarding business acquisitions.
Exchange Risk
The Company’s consolidated financial statements are expressed in US dollars while a portion of its business is conducted in other currencies. Changes in the exchange rates for such currencies into US dollars can increase or decrease revenues, operating profit, earnings and the carrying values of assets and liabilities.
The following table details the Company’s sensitivity to a 10% strengthening of other currencies against the US dollar, and the related impact on finance costs-other expense (income), net. For a 10% weakening of the other currencies against the US dollar, there would be an equal and opposite impact on finance costs-other expense, net.
The estimated increase (decrease) to finance cost-other expense (income), net from financial assets and financial liabilities resulting from a 10% strengthening of other currencies against the US dollar, everything else being equal, would be as follows as of December 31:

	2019	2018
	USD$	USD$
Canadian dollar	482	(4,719)
Euro	(110)	(64)
Indian Rupee	(1,089)	(881)
	(717)	(5,664)

The Company's risk strategy with respect to its foreign currency exposure is that the Financial Risk Management Committee:

•	monitors the Company's exposures and cash flows, taking into account the large extent of naturally offsetting exposures,

•	considers the Company's ability to adjust its selling prices due to foreign currency movements and other market conditions, and

•	considers borrowing under available debt facilities in the most advantageous manner, after considering interest rates, foreign currency exposures, expected cash flows and other factors.
Hedge of net investment in foreign operations
A foreign currency exposure arises from the Parent Company’s net investment in its USD functional currency subsidiary, IPG (US) Holdings Inc. The risk arises from the fluctuations in the USD and CDN current exchange rate, which causes the amount of the net investment in IPG (US) Holdings Inc. to vary.
In 2018, the Parent Company completed the private placement of its USD denominated Senior Unsecured Notes which resulted in additional equity investments in IPG (US) Holdings Inc. The Senior Unsecured Notes are being used to hedge the Company’s exposure to the USD foreign exchange risk on this investment.
Gains or losses on the retranslation of this borrowing are transferred to OCI to offset any gains or losses on translation of the net investment in the subsidiary. The Senior Unsecured Notes are included as a liability in the borrowings line on the consolidated balance sheets.
There is an economic relationship between the hedged item and the hedging instrument as the net investment creates a translation risk that will match the foreign exchange risk on the USD borrowing designated as the hedging instrument. The Company has established a hedge ratio of 1:1 as the underlying risk of the hedging instrument is identical to the hedge risk component. Hedge ineffectiveness will arise when the amount of the investment in the foreign subsidiary becomes lower than the outstanding amount of the Senior Unsecured Notes. Hedge ineffectiveness is recorded in finance costs (income) in other expense (income), net. To assess hedge effectiveness, the Parent Company determines the economic relationship between the hedging instrument and the hedged item by comparing changes in the carrying amount of the Senior Unsecured Notes that is attributable to a change in the current exchange rate, with changes in the investment in the foreign operation that are attributable to a change in the current exchange rate.

The changes in value related to the Senior Unsecured Notes designated as a hedging instrument, in the hedge of a net investment, are as follows for the years ended December 31:

	2019	2018
	$	$
Gain/(loss) from change in value of the Senior Unsecured Notes used for calculating hedge ineffectiveness	11,214	(10,926)
Gain/(loss) from Senior Unsecured Notes recognized in OCI	10,280	(9,421)
Gain/(loss) from hedge ineffectiveness recognized in earnings in finance costs (income) in other expense (income), net	911	(1,527)
Foreign exchange gains recognized in CTA in the statement of changes in equity	23	22
Deferred tax expense on change in value of the Senior Unsecured Notes recognized in OCI	(45)	—

The notional and carrying amounts of the Senior Unsecured Notes are as follows as of:

	December 31, 2019	December 31, 2018
	$	$
Notional Amount	250,000	250,000
Carrying Amount	245,681	245,252

The amounts related to the net investment in IPG (US) Holdings, Inc., designated as the hedged item in the hedge of a net investment, are as follows for the years ended December 31:

	2019	2018
	$	$
(Loss)/gain from change in value of IPG (US) Holdings, Inc. used for calculating hedge ineffectiveness	(10,280)	9,421

The cumulative amounts included in the foreign currency translation reserve related to the net investment in IPG (US) Holdings, Inc., designated as the hedged item in the hedge of a net investment, is as follows as of:

	December 31, 2019	December 31, 2018
	$	$
Cumulative gain (loss) included in foreign currency translation reserve in OCI	859	(9,421)

Interest Rate Risk
The Company is exposed to a risk of change in cash flows due to the fluctuations in interest rates applicable on its variable rate borrowings. The Company’s overall risk management objective is to minimize the long-term cost of debt, taking into account short-term and long-term earnings and cash flow volatility. The Company’s risk strategy with respect to its exposure associated with variable rate borrowings is that the Financial Risk Management Committee monitors the Company’s amount of variable rate borrowings, taking into account the current and expected interest rate environment, the Company’s leverage and sensitivity to earnings and cash flows due to changes in interest rates. The Company’s risk management objective at this time is to mitigate the variability in 30-day LIBOR and Canadian Dollar Offer Rate based cash flows. To help accomplish this objective, the Company enters into interest rate swap agreements.
The Company was party to the following interest rate swap agreements as of December 31, 2019:

	Effective Date	Maturity	Notional amount	Settlement	Fixed interest rate paid
Qualifying cash flow hedges:			$		%
	June 8, 2017	June 20, 2022	40,000	Monthly	1.79
	August 20, 2018	August 18, 2023	60,000	Monthly	2.045

The Company was party to the following interest rate swap agreements as of December 31, 2018:

	Effective Date	Maturity	Notional amount		Settlement	Fixed interest rate paid
Qualifying cash flow hedges:			$			%
	June 8, 2017	June 20, 2022	40,000		Monthly	1.79
	July 21, 2017	July 18, 2022	CDN$36,000	(1)	Monthly	1.6825
	August 20, 2018	August 18, 2023	60,000		Monthly	2.045
Non-qualifying cash flow hedge:
	March 18, 2015	November 18, 2019	40,000	(2)	Monthly	1.61

(1)	On December 12, 2019, the interest rate swap was terminated ahead of its maturity date of July 18, 2022 and was settled in full.

(2)	On November 18, 2019, the interest rate swap agreement matured and was settled in full.
Additionally, on August 20, 2018, an interest rate swap agreement with a notional amount of $60.0 million and fixed interest rate of 1.1970% matured and was settled in full.
The interest rate swap agreements involve the exchange of periodic payments excluding the notional principal amount upon which the payments are based. If the underlying interest rate swap agreement is a qualifying cash flow hedge, these payments are recorded as an adjustment of interest expense on the hedged debt instruments and the related amount payable to or receivable from counterparties is included as an adjustment to accrued interest. Cash payments related to non-qualifying cash flow hedges are recorded as a reduction of the fair value of the corresponding interest rate swap agreement recognized in the balance sheet, which indirectly impacts the change in fair value recorded in earnings.
There is an economic relationship between the hedged item and the hedging instrument as the terms of the interest rate swap match the terms of the corresponding variable rate borrowing and it is expected that the value of the interest rate swap contracts and the value of the corresponding hedged items will systematically change in the opposite direction in response to movements in the underlying interest rates. The Company has established a hedge ratio of 1:1 for the hedging relationships as the underlying risk of the interest rate swap is identical to the hedged risk component. The main source of hedge ineffectiveness which could exist in these hedge relationships is the effect of the counterparty and the Company’s own credit risk on the fair value of the interest rate swap contracts, which is not reflected in the fair value of the hedged item attributable to the change in interest rates.
The Company elects to use the hypothetical derivative methodology to measure the ineffectiveness of its hedging relationships in a given reporting period to be recorded in earnings. Under the hypothetical derivative method, the actual interest rate swaps would be recorded at fair value on the balance sheet, and accumulated OCI would be adjusted to a balance that reflects the lesser of either the cumulative change in the fair value of the actual interest rate swaps or the cumulative change in the fair value of the hypothetical derivatives. The determination of the fair values of both the hypothetical derivative and the actual interest rate swaps will use discounted cash flows based on the relevant interest rate swap curves. The amount of ineffectiveness, if any, recorded in earnings in finance costs (income) in other expense (income), net, would be equal to the excess of the cumulative change in the fair value of the actual interest rate swaps over the cumulative change in the fair value of the hypothetical derivatives. Amounts previously included as part of OCI are transferred to earnings in the period during which the hedged item impacts net earnings.

The following table summarizes activity related interest rate swap agreements designated as hedging instruments for the years ended December 31:

	2019	2018
	$	$
(Loss)/gain from change in fair value of the interest rate swap agreements designated as hedging instruments recognized in OCI (1)	(3,416)	970
Deferred tax benefit on change in fair value of the interest rate swap agreements designated as hedging instruments recognized in OCI	359	463
Amounts reclassified from cash flow hedging reserve to earnings (2)	(503)	(531)

(1)	The hedging (loss)/gain recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness. There is no ineffectiveness recognized in earnings.

(2)	Reclassification of unrealized gains from OCI as a result of discontinuation of hedge accounting for certain interest rate swap agreements.

The following table summarizes balances related to interest rate swap agreements designated as hedging instruments as of:

	December 31, 2019	December 31, 2018
	$	$
Carrying amount included in other liabilities	1,339	—
Carrying amount included in other assets	—	2,266
Cumulative (loss)/gain in cash flow hedge reserve, included in OCI, for continuing hedges	(1,070)	2,177
Cumulative gain remaining in cash flow hedge reserve, included in OCI, from hedging relationship for which hedge accounting no longer applies	—	313

As of December 31, 2019, and 2018, the impact on the Company’s finance costs in interest expense from a 1.0% increase in interest rates, assuming all other variables remained equal, would be an increase of approximately $1.2 million for both periods.
Credit Risk
Credit risk results from the possibility that a loss may occur from the failure of another party to perform according to the terms of the contract. Generally, the carrying amount reported on the Company’s consolidated balance sheet for its financial assets exposed to credit risk, net of any applicable provisions for losses, represents the maximum amount exposed to credit risk.
Financial assets that potentially subject the Company to credit risk consist primarily of cash, trade receivables and supplier rebate receivables and other receivables.
Cash
Credit risk associated with cash is substantially mitigated by ensuring that these financial assets are primarily placed with major financial institutions. The Company performs an ongoing review and evaluation of the possible changes in the status and creditworthiness of its counterparties.
Trade receivables
There was one customer as of December 31, 2019 (one customer as of December 31, 2018) with trade receivables that accounted for more than 5% of the Company’s total trade receivables. These trade receivables were current as of December 31, 2019 and 2018. The Company believes its credit risk with respect to trade receivables is limited due to the Company’s credit evaluation process, reasonably short collection terms and the creditworthiness of its customers and credit insurance. The Company regularly monitors its credit risk exposures and takes steps to mitigate the likelihood of these exposures resulting in actual losses.
The following table presents an analysis of the age of trade receivables and related balance as of:

	December 31, 2019	December 31, 2018
	$	$
Current	115,853	105,556
Past due accounts not impaired
1 – 30 days past due	13,602	17,985
31 – 60 days past due	1,604	2,983
61 – 90 days past due	956	1,658
Over 90 days past due	1,162	1,103
	17,324	23,729
Allowance for expected credit loss	909	659
Gross accounts receivable	134,086	129,944

The Company’s allowance for expected credit loss reflects expected credit losses using a provision matrix model, supplemented by an allowance for individually impaired trade receivables. The provision matrix is based on the Company’s historic credit loss experience, adjusted for any change in risk of the trade receivable population based on credit monitoring indicators, and expectations of general economic conditions that might affect the collection of trade receivables. The provision matrix applies fixed provision rates depending on the number of days that a trade receivable is past due, with higher rates applied the longer a balance is past due. Trade receivables outstanding longer than the agreed upon payment terms are considered past due. The Company determines its allowance for individually impaired trade receivables by considering a number of factors, including notices of liquidation, information provided by credit monitoring services, the length of time trade receivables are past due, the customer’s current ability to pay its obligation to the Company, the customer’s history of paying balances when they are past due, historical results and the condition of the general economy and the industry as a whole. After considering the factors above, at December 31, 2019, the Company has determined there is no significant increase or decrease in its trade receivable credit risk since their initial recognition.
The Company writes off trade receivables when they are determined to be uncollectible and any payments subsequently received on such trade receivables are credited to the allowance for expected credit loss. Amounts are written-off based on the final results of bankruptcy or liquidation proceedings, as well as consideration of local statutes of limitations and other regulations permitting or requiring the write-off of trade receivables. The trade receivables written off during the year ended December 31, 2019 are still subject to enforcement activity.
The Company’s maximum exposure to credit risk at the end of the reporting period would be the gross accounts receivable balance shown in the table above. In general, the Company does not hold collateral with respect to its trade receivables.
The following table presents a continuity summary of the Company’s allowance for expected credit loss as of and for the years ended December 31:

	2019	2018
	$	$
Balance, beginning of year	659	641
Additions	357	296
Recoveries	—	(38)
Write-offs	(104)	(226)
Foreign exchange	(3)	(14)
Balance, end of year	909	659

Supplier rebates and other receivables
Credit risk associated with supplier rebates and other receivables is limited considering the amount is not material, the Company’s large size and diversified counterparties and geography.
Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial liabilities and obligations as they become due. The Company is exposed to this risk mainly through its borrowings, finance lease liabilities, accounts payable and accrued liabilities and its option liabilities. The Company finances its operations through a combination of cash flows from operations and borrowings.
The Company's liquidity risk management process serves to maintain a sufficient amount of cash and to ensure that the Company has financing sources for a sufficient authorized amount. The Company establishes budgets, cash estimates and cash management policies to ensure it has the necessary funds to fulfill its obligations for the foreseeable future.
The following maturity analysis for financial liabilities is based on the remaining contractual maturities as of the balance sheet date. The amounts disclosed reflect the contractual undiscounted cash flows categorized by their earliest contractual maturity date on which the Company can be required to pay its obligation.
The maturity analysis for financial liabilities and finance lease liabilities is as follows for the years ended:

	Non-controlling interest put options	Borrowings (1)	Interest on borrowings (1)	Lease liabilities under IFRS 16	Interest on Lease liabilities under IFRS 16	Accounts payable and accrued liabilities (2)	Total
	$	$	$	$	$	$	$
December 31, 2019
Current maturity	—	20,235	25,861	6,084	2,586	115,501	170,267
2021	—	16,399	25,295	6,057	2,218	—	49,969
2022	—	18,050	24,770	8,271	1,793	—	52,884
2023	—	164,236	20,660	5,885	1,384	—	192,165
2024	—	550	17,792	4,082	1,044	—	23,468
2025 and thereafter	13,634	250,825	31,014	14,377	3,555	—	313,405
	13,634	470,295	145,392	44,756	12,580	115,501	802,158

	Non-controlling interest put options	Borrowings (3)	Interest on Borrowings (3)	Finance lease liabilities under IAS 17	Interest on Finance lease liabilities under IAS 17	Accounts payable and accrued liabilities (2)	Total
	$	$		$		$	$
December 31, 2018
Current maturity	—	12,948	29,548	1,440	187	133,275	177,398
2020	—	13,631	29,360	686	153	—	43,830
2021	—	17,006	28,599	558	130	—	46,293
2022	—	18,780	28,005	2,861	53	—	49,699
2023	—	188,223	22,003	133	3	—	210,362
2024 and thereafter	10,499	250,826	48,806	34	—	—	310,165
	10,499	501,414	186,321	5,712	526	133,275	837,747

(1)	Excludes lease liabilities under IFRS 16

(2)	Excludes employee benefits and taxes payable

(3)	Excludes finance lease liabilities under IAS 17
As of December 31, 2019, the Company had $7.0 million of cash and $399.0 million of loan availability (composed of committed funding of $394.3 million and uncommitted funding of $4.7 million), yielding total cash and loan availability of $406.0 million compared to total cash and loan availability of $393.9 million as of December 31, 2018.
Price Risk
The Company’s price risk arises from changes in its raw material prices. A significant portion of the Company’s major raw materials are by-products of crude oil and natural gas and as such, prices are significantly influenced by the fluctuating underlying energy markets. The Company’s objectives in managing its price risk are threefold: (i) to protect its financial result for the period from significant fluctuations in raw material costs, (ii) to anticipate, to the extent possible, and plan for significant changes in the raw material markets, and (iii) to ensure sufficient availability of raw material required to meet the Company’s manufacturing requirements. In order to manage its exposure to price risks, the Company closely monitors current and anticipated changes in market prices and develops pre-buying strategies and patterns and seeks to adjust its selling prices when market conditions permit. Historical results indicate management’s ability to rapidly identify fluctuations in raw material prices and, to the extent possible, incorporate such fluctuations in the Company’s selling prices.
As of December 31, 2019, all other parameters being equal, a hypothetical increase of 10% in the cost of raw materials, with no corresponding sales price adjustments, would result in an increase in cost of sales of $56.2 million ($53.6 million in 2018). A similar decrease of 10% will have the opposite impact.
Capital Management
The Company manages its capital to safeguard the Company’s ability to continue as a going concern, provide sufficient liquidity and flexibility to meet strategic objectives and growth and provide adequate return to its shareholders, while taking into consideration financial leverage and financial risk.
The capital structure of the Company consists of cash, borrowings and equity. A summary of the Company’s capital structure is as follows for the years ended:

	December 31, 2019	December 31, 2018
	$	$
Cash	7,047	18,651
Borrowings and lease liabilities	508,810	499,985
Total equity	272,228	261,428

The Company manages its capital structure in accordance with its expected business growth, operational objectives and underlying industry, market and economic conditions. Consequently, the Company will determine, from time to time, its capital requirements and will accordingly develop a plan to be presented and approved by its Board of Directors. The plan may include the repurchase of common shares, the issuance of shares, the payment of dividends and the issuance of new debt or the refinancing of existing debt.